UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 5, 2004 (October 4, 2004)

(Date of Earliest Event Reported)

ACLARA BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	94-3222727
(State or Other Jurisdiction of Incorporation or Organization)	0-29975	(I.R.S. Employer Identification No.)

1288 Pear Avenue

Mountain View, California 94043

(Address of Principal Executive Offices)

(650) 210-1200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 4, 2004, ACLARA BioSciences, Inc., a Delaware corporation (the “Registrant” or “ACLARA”), entered into an agreement with GlaxoSmithKline (“GSK”) to evaluate ACLARA’s proprietary eTag™ technology assays for GSK’s potential use in patient selection for certain of GSK’s targeted cancer therapies.

Under the agreement, GSK will provide to ACLARA biological samples treated with a drug, and ACLARA will test the samples with its eTag assays. ACLARA and GSK will then correlate the parameters measured as biomarkers with response to the drug. GSK will provide funding to ACLARA for the study.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2004

ACLARA BIOSCIENCES, INC.

By:	/s/ Alfred G. Merriweather
Alfred G. Merriweather
Vice President, Finance and Chief Financial Officer